                                                                   EXHIBIT 10.46



                           SECOND AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

        This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of September 26, 1997, is by and among Raytel Medical Corporation (the "BORROWER"), Bank of Boston Connecticut and Banque Paribas (collectively, the "BANKS") and Bank of Boston Connecticut, as agent for the Banks (in such capacity, the "AGENT").

                                     W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent entered into a certain Amended and Restated Credit Agreement dated as of August 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 4, 1997 (as amended from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

        WHEREAS, the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats on and as of the date hereof the representations and warranties made by it in the Credit Agreement, provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

        SECTION 3. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

        SECTION 4.1. AMENDMENT TO CREDIT AGREEMENT.


                     SECTION 4.1. AMENDMENT TO SECTION 8.3. Section 8.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                     "SECTION 8.13 USE OF PROCEEDS. The Borrower will use the proceeds of the Loans (i) to finance the Acquisitions, (ii) to refinance on the Effective Date the Existing Indebtedness, (iii) to refinance certain indebtedness incurred in connection with the Borrower's acquisition of Cardiovascular Ventures, Inc. that has been previously disclosed to the Banks in writing and (iv) for working capital and general corporate purposes; provided, that the Borrower will not, and will not permit any of its Subsidiaries to, use the proceeds of any of the Loans to finance or pay for any Indebtedness or obligations arising in connection with the operations or business of any of the Joint Ventures, including, without limitation, any Indebtedness incurred by the Borrower or any of its Subsidiaries on behalf of any Joint Venture in its capacity as a general partner or joint ventures of such Joint Venture or otherwise or any Indebtedness incurred under any management or operating contract between the Borrower or any of its Subsidiaries and any of the Joint Ventures, and, provided, further, that nothing set forth in this ss.8.13 shall be deemed to restrict the ability of the Borrower and its Subsidiaries to pay Indebtedness permitted by the terms of ss.9. 1(h) hereof."

                     SECTION 4.2. AMENDMENT TO SCHEDULE 1. Schedule 1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a copy of Schedule 1 attached hereto.

                     SECTION 4.3. AMENDMENT TO SCHEDULE 2. The definitions of "Revolving Credit Termination Date" and "Maturity Date" appearing in
        Schedule 2 of the Credit Agreement are hereby amended by deleting each of them in their entirety and substituting therefor, respectively, the following:

                     "Revolving Credit Termination Date. August 1, 1999."

                     "Maturity Date. August 1, 2004."

                     SECTION 4.4. AMENDMENT TO SCHEDULE 7.2. Schedule 7.2 of the Credit Agreement is hereby amended by deleting items 1, 5, 6 and 7 appearing therein.

                     SECTION 4.5. AMENDMENT TO SCHEDULE 9.1. Schedule 9.1 of the Credit Agreement is hereby amended by adding thereto the information contained on Schedule 9.1 hereto.

                     SECTION 4.6. AMENDMENT TO EXHIBIT A. Exhibit A to the Credit Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

                     SECTION 4.7. AMENDMENT TO EXHIBIT F. Exhibit F of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a copy of Exhibit F attached hereto.

                     SECTION 4.8. AMENDMENT TO EXHIBIT G. Exhibit G of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a copy of Exhibit G attached hereto.

        SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the prior satisfaction, on or before October 15, 1997, of the following conditions precedent (the date of such satisfaction herein referred to as the "AMENDMENT EFFECTIVE Date"):

               (a) Execution and Delivery of New Notes. The Borrower shall have duly executed and delivered to each of the Banks amended and restated Notes in the aggregate principal amount of each such Bank's respective Commitment, which Notes shall be in form and substance satisfactory to the Banks.

               (b) Payment of Amendment Fee. The Borrower shall have paid to the Agent for the account of the Banks a non-refundable amendment fee of $100,000.

               (c) Compliance with Post-Funding Letter. The Borrower shall have satisfied all of the conditions of that certain post-funding letter agreement dated August 15, 1997 among the Borrower and the Agent, the form of which is attached hereto as Exhibit 5(c).

               (d) Representations and Warranties. The representations and warranties contained in paragraph 7 of the Credit Agreement shall have been correct at and as of the date made. Such representations and warranties shall also be correct at and as of the date thereof, except to the extent that such representations and warranties expressly related to a specific date or were based on facts which have changes in the ordinary course of business, which changes, either singly or in the aggregate, are not materially adverse.

               (e) No Event of Default. There shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment.

               (f) Corporate Action. The Banks and the Agent shall have received evidence reasonably satisfactory to the Bank and the Agent that all requisite corporate action necessary for the valid execution, delivery and performance by the Borrower and Guarantors of this Amendment and all other instruments and documents delivered by the Borrower and Guarantors in connection herewith.

               (g) Delivery of Amendment; Opinions. The parties hereto shall have executed and delivered this Amendment and Borrower shall have delivered to the Banks and the Agent such opinions of counsel as the Banks or the Agent may request, such opinions to be in form and substance satisfactory to the Banks and the Agent.

               (h) UCC Search Results. The Borrower shall have delivered to the Agent and the Banks results of Uniform Commercial Code searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent and the Banks.

               (i) No Liens. The Borrower shall have delivered to the Agent and the Banks evidence reasonably satisfactory to the Agent and the Banks that all liens and encumbrances with respect to the property of the Borrower and its Subsidiaries, other than Permitted Liens, shall have been discharged in full.

               (j) Charter Documents, etc. The Borrower and each Subsidiary shall have delivered to the Agent and the Banks a certificate of a duly authorized officer of such Person attesting that its charter or other incorporation or partnership documents and/or bylaws have not been amended, modified or supplemented since the Effective Date.

               (k) Reaffirmation of Security Documents. Each Guarantor shall have executed and delivered to the Agent and the Banks a reaffirmation letter reaffirming their respective obligations under their Security Documents.

        SECTION 6. EFFECTIVE DATE This Amendment shall become effective among the parties hereto as of the Amendment Effective Date. Until the Amendment Effective Date, the terms of the Credit Agreement prior to its amendment hereby shall remain in full force and effect.

        SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


                                            RAYTEL MEDICAL CORPORATION


                                            By: /s/ E. PAYSON SMITH, JR.
                                               ---------------------------------
                                                    E. Payson Smith, Jr.


                                            Its: Chief Financial Officer
                                               ---------------------------------


                                            BANQUE PARIBAS

By:  /s/ RAYMOND T. BAXTER                  By:  /s/ SEAN T. CONLON
   -------------------------------             ---------------------------------

Its:  Group Vice President                  Its:  Director
    ------------------------------              --------------------------------



                                            BANK OF BOSTON CONNECTICUT,
                                            individually and as Agent


                                            By:  /s/  CHRIS PHELAN
                                               ---------------------------------

                                            Its:  Vice President
                                                --------------------------------



Each of the undersigned Guarantors acknowledges and accepts the foregoing and ratifies and confirms in all respects such Guarantor's obligations under the
Guarantees:

RAYTEL CARDIAC SERVICES, INC.


By:  /s/ E. PAYSON SMITH, JR.
   ----------------------------------
        E. Payson Smith
        Its Chief Financial Officer

RAYTEL MEDICAL IMAGING, INC.

By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer

MEDICAL IMAGING PARTNERS L.P.
        By: RAYTEL MEDICAL IMAGING, INC.,
            Its General Partner


        By: /s/ E. PAYSON SMITH, JR.
           -----------------------------------
              E. Payson Smith
              Its Chief Financial Officer

RAYTEL IMAGING HOLDINGS, INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL CARDIOVASCULAR LABS, INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING NETWORK, INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING WEST INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer

RAYTEL IMAGING EAST INC.


By:  /s/ E. Payson Smith, Jr.
   -------------------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING MID-ATLANTIC INC.


By:  /s/ E. Payson Smith, Jr.
   -------------------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL GRANADA HILLS INC.


By:  /s/ E. Payson Smith, Jr.
   -------------------------------------------
        E. Payson Smith
        Its Chief Financial Officer

                                   SCHEDULE 1



                                  COMMITMENT              COMMITMENT
BANK                                AMOUNT                PERCENTAGES
----                              ----------              -----------
Bank of Boston Connecticut        $27,000,000                 60%

Banque Paribas                    $18,000,000                 40%

                                    EXHIBIT A
                                 [Form of Note]

                                    EXHIBIT F

                               RII JOINT VENTURES

                                      None.

                                    EXHIBIT G

                               RMI JOINT VENTURES

                                      None.